Exhibit 10.8

English Translation of Settlement Agreement

Party A: Sentaida Tire Company Limited
Party B: Sentaida Rubber Co. Ltd.
Party C: Dongsen Tire Co., Ltd.

Sentaida Tire Company Limited directly and indirectly owns the following companies: Qingdao Free-Trade-Zone Sentaida International Trade Co. Ltd., Zhongsen International Company Group Limited, Zhongsen Holdings Co., Ltd. and Qingdao Sentaida Tires Co., Ltd. As of December 31, 2008, Party A had receivables from Party B in an amount of $32,963,259 and Party A’s payable to Party C was $19,696,210. Through friendly consultation, Party A, Party B and Party C have reached the following agreement:

Party B assumes Party A’s liabilities to Party C, which offsets equivalent amount of Party B’s payables to Party A.

This Agreement is made in three (3) originals and each Party should hold one original. This Agreement becomes effective once it is signed by the Parties.

Party A:	Party B:	Party C
/s/ Long Qin	Seal	Seal
December 31, 2008	December 31, 2008	December 31, 2008